UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

ECO VENTURES GROUP, INC.
(Exact name of registrant as specified in its charter) [FORMERLY MODERN RENEWABLE TECHNOLOGIES, INC.]

Nevada	000-52445	33-1133537
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7432 State Road 50, Suite 101 Groveland, FL		34736
Address of principal offices		Zip Code

Registrant’s telephone number including area code:  (352) 557-4830

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed in our Current Report on Form 8-K dated July 26, 2011,  the Registrant entered into a material definitive agreement for the acquisition of 70% of the capital stock of Eco Ventures Group, Inc., a Florida corporation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

In our report on Form 8-K filed July 26, 2011, no financial information was provided for Eco Ventures Group, Inc.  In this report on Form 8-K/A we are providing the following financial information:

(a)	Audited Financial Statements of Eco Ventures Group, Inc. as of March 31, 2011 and for the period November 9, 2010 (date of inception) though March 31, 2011.

(b)	Audited Financial Statements of Eco Ventures Group, Inc. (consolidated) as of fiscal year ended August 31, 2011

Exhibit 99.01   Audited Financial Statements of Eco Ventures Group, Inc. through March 31, 2011

Exhibit 99.02   Audited Financial Statements of Eco Ventures Group, Inc. (consolidated) as of fiscal year ended August 31, 2011

SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:	January 11, 2012

ECO VENTURES GROUP, INC.

By:/s/ RANDALL LANHAM
RANDALL LANHAM
Chief Executive Officer